Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Pixelplus Co., Ltd. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Seo Kyu Lee, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 29, 2007

By:	/s/ Seo Kyu Lee
Name:	Seo Kyu Lee
Title:	Chief Executive Officer